SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 10, 1999
                                 ---------------

                               UNITEL VIDEO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  1-8654                       23-1713238
          --------                  ------                       ----------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

555 West 57th Street, New York, New York                           10019
----------------------------------------                          --------
(Address of principal executive offices)                         (Zip Code)

                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 2 of 2
================================================================================

Item 5. Other Events

On August 16, 1999, Unitel Video, Inc. ("Unitel") issued a press release reporting, among other things, that Unitel is no longer involved in negotiations with National Mobile Television, Inc. ("NMT") regarding a sale of the mobile television production assets of Unitel Mobile Video, a division of Unitel. Unitel previously announced that it had reached an agreement in principle for NMT to acquire the mobile television production assets of Unitel Mobile Video and that Unitel and NMT were pursuing the negotiation of a definitive purchase and sale agreement. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial statements of business acquired:

      Not applicable

(b)   Pro forma financial information:

      Not applicable

(c)   Exhibits:

      99.1: Unitel Video, Inc. Press Release dated August 16, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNITEL VIDEO, INC.


Dated: August 18, 1999                       By: /s/ Barry Knepper
                                                 ------------------
                                             Barry Knepper
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number                              Description
--------------                              -----------

    99.1               Unitel Video, Inc. Press Release dated August 16, 1999